Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Isabella Bank Corporation (the “Corporation”) on Form 10- K for the year ending December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Dennis P. Angner, Chief Executive Officer and Peggy L. Wheeler , Principal Financial Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, financial condition and results of operations of the Corporation.

/s/ Dennis P. Angner
Chief Executive Officer
February 26, 2009

/s/ Peggy L. Wheeler
Principal Financial Officer
February 26, 2009

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